1 NASDAQ: VPFG Third Quarter 2013 Earnings Kevin Hanigan – President and Chief Executive Officer Kari Anderson – Interim Principal Financial Officer and Chief Accounting Officer Exhibit 99.3

2 Safe Harbor Statement Certain matters discussed on this call may contain forward‐looking statements, which are subject to risks and uncertainties. A number of factors, many of which are beyond ViewPoint Financial Group, Inc.’s control, could cause actual results to differ materially from future results expressed or implied by such forward‐looking statements. These risks and uncertainties include the risk of adverse impacts from general economic conditions, competition, interest rate sensitivity and exposure to regulatory and legislative changes. These and other factors that could cause results to differ materially from those described in the forward‐looking statements can be found in our annual report on Form 10‐K for the year ended December 31, 2012, and in other filings made by ViewPoint Financial Group, Inc. with the Securities and Exchange Commission.

3 3rd Quarter Results Continued success executing commercial banking strategy Improved earning asset mix from lower yielding securities into loans Increased mix of non-interest bearing deposits, 18% of total deposits at end of quarter Commercial Bank Transformation Strong Loans HFI Growth, Decrease in Loans HFS LHFI increased $98.5 million, or 5.4%, from Q2 2013 Strong C&I and commercial real estate growth totaling $121.4 million for 9.2% linked quarter increase Average balance of WPP down $69.7 million, or 9.2%, from Q2 2013 Net income increased $38,000 over Q2 2013 to $8.2 million, a 27% decrease over Q3 2012 Q3 2013 GAAP and core EPS of $0.22 NIM of 3.63%, down 9 bps over 3.72% for Q2 2013 Strong Capitalization & Stable Credit Quality Tangible common equity of $509 million, or 15.2% of tangible assets Quarterly cash dividend of $0.12 per share, up 20% from $0.10 for prior quarter Asset quality – Non-performing loans of $22.3 million, the lowest level in eight quarters Compares favorably to industry Source: VPFG 10-Q for Q3 2013, Company Documents. Please see the “Subsequent Events” section of the Company’s earnings release filed as Exhibit 99.1 to the Company’s Form 8-K, which was filed with the SEC on October 22, 2013, for information regarding the Company’s future classification of Warehouse Purchase Program loans as loans held for sale. Third Quarter Earnings

4 Commercial Bank Transformation Update Source: VPFG 10-Q for Q3 2013, Company Documents Strategic actions Results Hire team of talented commercial bankers Shift earning asset mix away from securities and consumer lending Build out C&I lending with a goal to transition to balanced loan book Continued emphasis on low-cost, core deposits  Highlands acquisition accelerated transition to a commercial banking model; made 12 additional hires over past year  Commercial portfolio now makes up 74% of loans HFI, up from 29% in 2007; commercial income accounts for 50% of earning asset revenue, up from 16% in 2007  C&I lending volumes increased to 20% of loans HFI, up from 1% in 2007  Quarterly cost of deposits declined from 1.42% at December 2010 to 0.44% at September 2013; non-interest-bearing commercial deposits increased to $270mm, up from $37mm in 2007

Consumer RE 23% Comm. RE 54% C&I 20% Consumer 3% 1 Charter change from thrift to national bank on December 8, 2011 Source: SNL Financial, VPFG 10-Q for Q3 2013 Consumer RE 42% Comm. RE 48% C&I 6% Consumer 4% Total=$1,228.0mm 5 Commercial Bank Transformation Loans Held for Investment Composition December 31, 2007 Consumer RE 46% Comm. RE 28% C&I 1% Consumer 25% December 31, 2011 1 September 30, 2013 Total=$914.2mm Total=$1,933.7mm Continued progress in transitioning towards a balanced loan book

6 Commercial Bank Transformation 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2007 2008 2009 2010 2011 2012 YTD 2013 Earning Asset Revenue Mix LHS Commercial loans Consumer loans Securities & Cash Improving mix of earning asset revenue Commercial (CRE and C&I) interest income represents 50% of earning asset revenue, up from 16% in 2007 Source: VPFG 10-Q for Q3 2013, Company Documents Consumer loans includes consumer RE

$0 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 2007 2008 2009 2010 2011 2012 YTD 2013 Commercial Deposits – Non-interest-bearing (in thousands) $0 $50 $100 $150 $200 $250 $300 $350 2007 2008 2009 2010 2011 2012 Sep-12 Sep-13 Treasury Management Fees Billed Analysis (in thousands) 7 Commercial Bank Transformation Significant growth in: Commercial deposits Treasury management fee income Source: VPFG 10-Q for Q3 2013, Company Documents Annual Year to Date

8 Earning Asset Mix Source: VPFG 10-Q for Q3 2013, Company Documents Loans held for investment, 46% Loans held for sale, 26% Securities and Overnight Funds, 28% Average Earning Assets and Related Yields September 30, 2012 September 30, 2013 Yield on earning assets: 4.34% Yield on earning assets: 4.22% Loans held for investment, 57% Loans held for sale, 21% Securities and Overnight Funds, 22%

9 Strong Loan Growth C&I Lending Growth ($ in millions) Source: VPFG 10-Q for Q3 2013; Company Documents $202.6 $197.7 $223.8 $230.5 $259.1 $23.8 $48.1 $47.8 $57.5 $114.2 $25.9 $32.7 $30.9 $25.0 $17.4 50 100 150 200 250 300 350 400 3Q'12 4Q'12 1Q'13 2Q'13 3Q'13 C&I Oil & Gas WHLOC $252.3 $278.5 $302.5 $313.0 $390.7 $794.6 $839.9 $897.5 $1,004.7 $1,048.4 600 650 700 750 800 850 900 950 1000 1050 3Q'12 4Q'12 1Q'13 2Q'13 3Q'13 CRE Lending Growth ($ in millions) C&I and CRE increased a combined 9.2% (linked quarter)

10 Oil and Gas Program In May 2013, the Company formed its Energy Finance group, which provides loans to oil and gas companies throughout the United States. Oil and gas loans, which are included in our commercial and industrial loan portfolio, totaled $114.2 million at September 30, 2013, up from $57.5 million at June 30, 2013. Lending focus: Reserve based transactions for development drilling, capital expenditures against oil and gas reserves, acquisition of oil and gas reserves 98% reserve secured and 2% midstream/other secured $0 $20 $40 $60 $80 $100 $120 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 $24 $48 $48 $58 $114 (i n m ill io n s ) Outstanding Oil and Gas Loan Balances Source: VPFG 10-Q for Q3 2013; Company Documents

11 Warehouse Purchase Program Average balances decreased $190 million, or 22%, from Q3 2012 to Q3 2013, and decreased $70 million, or 9%, linked quarter Increased from 41 clients to 50 clients from Q3 2012 to Q3 2013 For Q3 2013 mix was 77% purchase and 23% refinance Yield of 3.86% for Q3 2013 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 $396 $876 $686 (i n m ill io n s ) Average Warehouse Purchase Program Balances Source: VPFG 10-Q for Q3 2013; Company Documents

Agency MBS 51% Agency CMO 36% Muni 12% SBA 1% Investments by Type 12 Low Risk Investment Portfolio Mix 1 Excludes FHLB and FRB stock * Weighted average life of CMO is 2.55 years Source: VPFG 10-Q for Q3 2013; Company Documents Liquidity - $16 million per month; 46.2% of portfolio is AFS Asset Liability Tool Short duration of 2.4 years Total portfolio of $572 million with an average yield of 1.90% Investment Mix1 Hybrids 14% 15 year fixed 35% 20-30 year fixed 2% Fixed CMOs* 30% Floating 7% Fixed Muni avg 10 yr 12% Investments by Fixed and Adjustable

13 Mix of Deposits Source: VPFG 10-Q for Q3 2013, company documents Non-interest-bearing demand 10% Interest-bearing demand 22% Savings 7% Money Market 28% Time 33% Non-interest-bearing demand 18% Interest-bearing demand 20% Savings 9% Money Market 31% Time 22% Commercial transformation improving mix of deposits Non-interest-bearing mix increased from 10% to 18% Quarterly cost of deposits declined from 1.42% to 0.44% Deposit composition as of December 31, 2010 Deposit composition as of September 30, 2013

14 Strong Credit Quality Net Charge Offs/ Average Loans NPAs / Loans + OREO (1) (1) Loans represent VPFG loans held for investment Source: Company documents; SNL Financial NPA/ Equity 1.39 1.83 2.06 1.72 1.18 1.00 1.50 2.00 2.50 3.00 3.50 4.00 4.50 2009Y 2010Y 2011Y 2012Y YTD 2013 VPFG Small Cap U.S. Bank Index Regional Southwest U.S. Bank Index 0.31 0.17 0.09 0.11 0.13 0.00 0.20 0.40 0.60 0.80 1.00 1.20 1.40 1.60 2009Y 2010Y 2011Y 2012Y YTD 2013 VPFG Small Cap U.S. Bank Index Regional Southwest U.S. Bank Index 7.58 5.12 6.25 5.59 4.21 0.00 10.00 20.00 30.00 40.00 50.00 60.00 70.00 2009Y 2010Y 2011Y 2012Y YTD 2013 ViewPoint Financial Group Inc Small Cap U.S. Bank Index Southwest U.S. Bank Index

12.2% 8.7% 8.6% 13.5% 12.7% 13.5% 15.2% 2007 2008 2009 2010 2011 2012 Q3 2013 15.8% 10.6% 14.4% 17.6% 24.4% 21.7% 19.2% * 2007 2008 2009 2010 2011 2012 Q3 2013 15 Continued organic loan growth Dividends – Announced $0.12 per share, up 20% from prior quarter Share repurchase; 83,800 repurchased in 2013 Disciplined M&A * Reflects change in regulatory risk weighting for Warehouse Purchase Program loans from 50% to 100% Source: Company Documents at September 30, 2013 Robust Capital Tier 1 capital TCE / TA Capital deployment alternatives Well positioned to capitalize on balance sheet strength via a number of capital deployment alternatives

16 Closing Comments We are executing our plan to be a premier Texas community bank Strong core loan growth Credit quality continues to outpace our peers Well positioned for offense with robust capitalization and pristine asset quality

17 Questions?

18 Appendix The subsequent table presents non-GAAP reconciliations of the following calculations:  TCE (Tangible Common Equity) to TCA (Tangible Common Assets) ratio  TCE per share  Core (non-GAAP) net income and earnings per share

19 Appendix TCE to TA, TCE per Share and Price to TBV at September 30, 2013 (Dollar amounts in thousands) Total GAAP equity $540,089 Less: goodwill (29,650) Less: identifiable intangible assets, net (1,365) Total tangible equity $509,074 Total GAAP assets $3,383,607 Less: goodwill (29,650) Less: identifiable intangible assets, net (1,365) Total tangible assets $3,352,592 GAAP Equity to Total Assets 15.96% TCE to TA 15.18% Shares outstanding at September 30, 2013 39,951,884 TCE per Share $12.74

20 Appendix Reconciliation of Core (non-GAAP) to GAAP Net Income and EPS (Dollar amounts in thousands except per share data) Three Months Ended 9/30/2013 6/30/2013 3/31/2013 12/31/2012 9/30/2012 6/30/2012 3/31/2012 12/31/2011 9/30/2011 GAAP net income $ 8,212 $ 8,174 $ 8,058 $ 10,361 $ 11,316 $ 6,492 $ 7,072 $ 9,774 $ 5,143 Highlands acquisition costs - - - - 158 2,432 93 306 - Costs relating to sale of VPM - - - - (4) 88 - - - One time payroll and severance costs 39 260 - - 238 525 14 - - One time (gain) loss on assets (27) - (511) (252) (70) (1,040) 9 (97) (17) Goodwill impairment - - - - - 532 - - - (Gain) loss on sale of AFS securities - - 115 - (584) (75) - (1,854) - Core (non-GAAP) income $ 8,224 $ 8,434 $ 7,662 $ 10,109 $ 11,054 $ 8,954 $ 7,188 $ 8,129 $ 5,126 Core (non-GAAP) basic and diluted EPS $ 0.22 $ 0.22 $ 0.20 $ 0.27 $ 0.30 $ 0.24 $ 0.23 $ 0.26 $ 0.16 GAAP EPS $ 0.22 $ 0.21 $ 0.21 $ 0.28 $ 0.30 $ 0.17 $ 0.22 $ 0.31 $ 0.16 Average shares for basic EPS 37,594,701 37,545,050 37,529,793 37,460,539 37,362,535 37,116,322 31,545,748 31,617,219 32,468,640